THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Cambiar Aggressive Value Fund, a series of the Trust, into the Cambiar Aggressive Value ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Kathleen Gaffney	Date: August 16, 2022
Kathleen Gaffney
Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Cambiar Aggressive Value Fund, a series of the Trust, into the Cambiar Aggressive Value ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Joseph T. Grause, Jr.	Date: August 16, 2022
Joseph T. Grause, Jr.
Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Cambiar Aggressive Value Fund, a series of the Trust, into the Cambiar Aggressive Value ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Mitchell A. Johnson	Date: August 16, 2022
Mitchell A. Johnson
Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Cambiar Aggressive Value Fund, a series of the Trust, into the Cambiar Aggressive Value ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ N. Jeffrey Klauder	Date: August 16, 2022
N. Jeffrey Klauder
Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Cambiar Aggressive Value Fund, a series of the Trust, into the Cambiar Aggressive Value ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Betty L. Krikorian	Date: August 16, 2022
Betty L. Krikorian
Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Cambiar Aggressive Value Fund, a series of the Trust, into the Cambiar Aggressive Value ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Robert Mulhall	Date: August 16, 2022
Robert Mulhall
Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Cambiar Aggressive Value Fund, a series of the Trust, into the Cambiar Aggressive Value ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Robert A. Nesher	Date: August 16, 2022
Robert A. Nesher
Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Cambiar Aggressive Value Fund, a series of the Trust, into the Cambiar Aggressive Value ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Bruce Speca	Date: August 16, 2022
Bruce Speca
Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned trustee of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Cambiar Aggressive Value Fund, a series of the Trust, into the Cambiar Aggressive Value ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Monica Walker	Date: August 16, 2022
Monica Walker
Trustee

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Cambiar Aggressive Value Fund, a series of the Trust, into the Cambiar Aggressive Value ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Michael Beattie	Date: August 16, 2022
Michael Beattie
President

THE ADVISORS’ INNER CIRCLE FUND

POWER OF ATTORNEY

I, the undersigned officer of The Advisors’ Inner Circle Fund, a Massachusetts business trust, (the “Trust”), do hereby constitute and appoint Michael Beattie, James Bernstein, Matthew Maher, Alexander Smith and Eric Griffith, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganization of the Cambiar Aggressive Value Fund, a series of the Trust, into the Cambiar Aggressive Value ETF, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

WITNESS my hand on the date set forth below.

/s/ Andrew Metzger	Date: August 16, 2022
Andrew Metzger
Treasurer, Controller and Chief Financial Officer